UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 7, 2019

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10003 Woodloch Forest Drive The Woodlands, Texas (Address of principal executive offices)	77380 (Zip Code)

Huntsman International LLC

(Exact name of registrant as specified in its charter)

Delaware	333-85141	87-0630358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10003 Woodloch Forest Drive The Woodlands, Texas (Address of principal executive offices)	77380 (Zip Code)

Registrant’s telephone number, including area code:

(281) 719-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Huntsman Corporation	Common Stock, par value $0.01 per share	HUN	New York Stock Exchange
Huntsman International LLC	NONE	NONE	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 2.02. Results of Operations and Financial Condition.

On August 7, 2019, we issued a press release announcing the signing of an Equity and Asset Purchase Agreement, by and between our wholly-owned subsidiary, Huntsman International LLC, as Seller, and Indorama Ventures Holdings L.P., as Buyer, and Indorama Ventures Public Company Limited, as Buyer Guarantor (the “Purchase Agreement”) to sell our chemical intermediates business, including PO/MTBE and our surfactants business (the “Transaction”). A copy of the press release is furnished herewith as Exhibit 99.1.

We will hold a conference call to discuss the Transaction on Thursday, August 8, 2019 at 9:00 a.m. ET.

Participant dial-in numbers:

Domestic callers: (877) 402-8037

International callers: (201) 378-4913

Webcast link: https://78449.themediaframe.com/dataconf/productusers/hun/mediaframe/31912/indexl.html

The conference call will be accompanied by presentation slides that will be accessible via the webcast link and our investor relations website, ir.huntsman.com. Upon conclusion of the call, the webcast replay will be accessible via our website.

The press release includes certain unaudited select historical financial information which reflects our continuing operations and treats the chemical intermediates and surfactants businesses as discontinued operations. The information furnished pursuant to this Item 2.02 shall in no way be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.

Item 9.01. Financial Statements and Exhibits

The following exhibits are being filed as part of this report:

Exhibit Number	Description

99.1	Press Release dated August 7, 2019.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION
HUNTSMAN INTERNATIONAL LLC

	BY:	/s/ DAVID M. STRYKER
David M. Stryker
Executive Vice President, General Counsel and Secretary

Date: August 7, 2019

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